UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39655 Eureka Drive, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

3929 Point Eden Way, Hayward, California

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ARDMQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 12, 2020, the Bankruptcy Court entered an order confirming the Debtor’s Modified Combined Chapter 11 Plan and Disclosure Statement (the “Plan”) filed by Aradigm Corporation (the “Company”). The Effective Date (the “Effective Date ”) of the Plan will be June 29, 2020. The Company will be dissolved and its stock cancelled as of the Effective Date after market close and the Company’s assets will be contributed to a Liquidating Trust.

As described in the Forms 8K filed by the Company on April 3, 2020 and on April 13, 2020, the Company sold its assets and intellectual property that pertain to Lipoquin, Free Ciprofloxacin, Apulmiq and any derivatives thereof to Grifols S.A. for cash, the right to receive milestone payments on the occurrence of certain events and the right to receive royalty payments based on future sales of the product. The Combined Plan provides that on the Effective Date of the Plan these assets (less amounts paid for certain expenses), as well as the Company’s other assets, will be contributed to a Liquidating Trust for the benefit of the Company’s creditors and shareholders. As mentioned above, the Company’s stock will be cancelled as of the Effective Date (June 29) after market close and the Company will be dissolved. Creditors and shareholders will receive a pro rata interest in the Liquidating Trust. The Liquidating Trust will satisfy the claims of the Company’s priority creditors and will collect any milestone payments and royalty payments that are earned and distribute the proceeds to the Company’s creditors. After creditors are paid in full with interest, the Liquidating Trust will distribute any remaining proceeds that are received to the Company’s shareholders.

The address of the Liquidating Trust from and after June 29, 2020 will be Aradigm Corporation Liquidating Trust, c/o Susan L. Uecker, Liquidating Trustee, Uecker & Associates, Inc., 1613 Lyon Street, Suite A, San Francisco, CA 94115.

The Plan is on file with the Bankruptcy Court. This description of the Combined Plan is qualified in its entirety by the terms of the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Aradigm Corporation dated June 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: June 15, 2020	By:	/s/ John M. Siebert
Name: John M. Siebert
Title: Acting Principal Executive Officer